SHORT TERM AND LONG TERM DEBT	12 Months Ended
Dec. 31, 2012
Debt Disclosure [Abstract]
Short Term And Long Term Debt Disclosure [Text Block]

NOTE G — SHORT TERM AND LONG TERM DEBT

At December 31, 2012, the Company had $17.8 million in short term debt and $12.4 million in long term debt. Short term debt consisted of $15.8 million in securities sold under agreements to repurchase and FHLB advances with less than one year to maturity of $2.0 million. Long term debt consisted solely of $12.4 million in junior subordinated debentures.
At December 31, 2011, short term debt totaled $21.9 million and long term debt totaled $14.4 million. Short term debt consisted of $19.9 million in securities sold under agreements to repurchase and FHLB advances of $2.0 million with less than one year to maturity. Long term debt consisted of $12.4 million in junior subordinated debentures and FHLB advances of $2.0 million with more than one year to maturity.
Securities sold under agreements to repurchase generally mature within one to four days from the transaction date and are classified as short term debt. Securities sold under agreements to repurchase are reflected at the amount of cash received in connection with the transaction. These repurchase agreements are collateralized by U. S. Government agency obligations and all are floating rate. The following table presents certain information for securities sold under agreements to repurchase:
	2012	2011
	(Dollars in thousands)
Balance at December 31	$15,848	$19,877
Weighted average interest rate at December 31	0.27%	0.39%
Maximum amount outstanding at any month-end during the year	$24,923	$22,843
Average daily balance outstanding during the year	$21,636	$20,192
Average annual interest rate paid during the year	0.33%	0.76%
At December 31, 2012 and 2011, the Company had $2.0 million and $4.0 million in advances from the Federal Home Loan Bank of Atlanta or borrowings from the Federal Reserve Bank discount window. The $2.0 million in FHLB advances at December 31, 2012 were classified as short term borrowings.
On September 20, 2004, $12.4 million of junior subordinated debentures were issued to New Century Statutory Trust I (“the Trust”) in exchange for the proceeds of trust preferred securities issued by the Trust. All of the Trust’s common equity is owned by the Company. The junior subordinated debentures are included in long term debt and the Company’s equity interest in the Trust is included in other assets.
The Company pays interest on the junior subordinated debentures at an annual rate, reset quarterly, equal to 3 month LIBOR plus 2.15%. The debentures are redeemable on September 20, 2009 or afterwards in whole or in part, on any March 20, June 20, September 20 or December 20. Redemption is mandatory at September 20, 2034. The Company has fully and unconditionally guaranteed repayment of the trust-preferred securities. The Company’s obligation under the guarantee is unsecured and subordinate to senior and subordinated indebtedness of the Company.
The trust preferred securities qualify as Tier 1 capital for regulatory capital purposes subject to certain limitations, none of which were applicable at December 31, 2012.